UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 14, 2018

                      FLEXIBLE SOLUTIONS INTERNATIONAL INC.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)

     Nevada                            001-31540                  91-1922863
 --------------------             -------------------        ------------------
(State or other jurisdiction     (Commission File No.)      (IRS Employer
of incorporation)                                            Identification No.)

                                  6001 54 Ave.
                         Taber, Alberta, Canada T1G 1X4
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (250) 477-9969


                                       N/A
                      -------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-14c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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Item 1.01   Entry into a Material Definitive Agreement

     See Item 2.01 of this report.

Item 2.01   Completion of Acquisition or Disposition of Assets

     On January 14, 2019 the Company acquired a 50% interest in a privately held limited liability company (the "LLC") engaged in the international sale of fertilizer additives. The interest in the LLC was acquired from a third party which did not have, and does not have, any relationship with the Company or the Company's officers or directors.

     The purchase price for the 50% interest in the LLC was $3.5 million. Cash of $1.00 million was paid at closing. The remaining $2.5 million will be paid over the next two years if the earnings of the LLC reach certain amounts.

     The Company expects that its investment in the LLC will be accounted for under the equity method, and a as result, beginning in the first quarter of 2019, 50% of the net income of the LLC will be recorded in the Company's statements of operations.

     In addition, the Company's subsidiary, NanoChem, will be manufacturing products for the LLC. As a result of the foregoing, the Company expects that its revenues will increase significantly in 2019.

     On January 18, 2019 the Company issued a press release, filed as Exhibit 99 with this report, describing the acquisition.

Item 9.01   Financial Statements and Exhibits

Exhibit     Description

99          Press release










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 18, 2019
                                FLEXIBLE SOLUTIONS INTERNATIONAL, INC.



                                 By:  /s/ Daniel B. O'Brien
                                     --------------------------------------
                                     Daniel B. O'Brien, President and Chief
                                     Executive Officer